UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Stockholders of LKQ Corporation was held on May 9, 2023. The final results on each of the matters submitted to a vote of the security holders were as follows:
1.The election of 9 directors to terms ending in 2024. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patrick Berard	226,227,266	5,175,560	117,732	9,911,386
Meg A. Divitto	230,331,941	1,077,129	111,488	9,911,386
Joseph M. Holsten	227,890,699	3,513,344	116,515	9,911,386
Blythe J. McGarvie	221,512,663	9,835,725	172,170	9,911,386
John W. Mendel	222,791,066	8,613,266	116,226	9,911,386
Jody G. Miller	225,632,774	5,775,034	112,750	9,911,386
Guhan Subramanian	223,446,569	7,952,167	121,822	9,911,386
Xavier Urbain	229,891,764	1,513,359	115,435	9,911,386
Dominick Zarcone	229,984,390	1,418,928	117,240	9,911,386
2.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	227,177,918
Votes Against:	14,107,348
Abstentions:	146,678
3.An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	219,235,845
Votes Against:	12,079,729
Abstentions:	204,984
Broker Non-Votes:	9,911,386
4.An advisory vote on the frequency of holding an advisory vote on executive compensation was approved for one year pursuant to the following votes:

Votes For One Year:	226,126,262
Votes For Two Years:	96,345
Votes For Three Years:	5,127,379
Abstentions:	170,572
Broker Non-Votes:	9,911,386

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 11, 2023

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary